SECTION 16 POWER OF ATTORNEY

Know all by these presents, that I, Jeffrey R. Utz,

hereby constitute and appoint Steven D. Davidson as my

true and lawful attorneys-in-fact to:

(1) Execute for me and on my behalf, in my capacity as

an officer and/or director of Wilhelmina International,

Inc. (the "Company"), Forms 3, 4, and 5 with respect to

the beneficial ownership of securities of the Company in

accordance with Section 16(a) of the Securities Exchange

Act of 1934 and the rules thereunder;

(2) Do and perform any and all acts for and on behalf of

the undersigned which may be necessary or desirable to

complete and execute any such Form 3, 4, or 5, complete

and execute any amendment or amendments thereto, and

timely file such form with the United States Securities

and Exchange Commission and any stock exchange or similar

authority; and

(3) Take any other action of any type whatsoever in

connection with the foregoing which, in the opinion of

such attorney-in-fact, may be of benefit to, in the best

interest of, or legally required by the undersigned, it

being understood that the documents executed by such

attorney-in-fact on behalf of the undersigned pursuant

to this Power of Attorney shall be in such form and shall

contain such terms and conditions as such attorney-in-fact

may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact

full power and authority to do and perform any and every

act and thing whatsoever requisite, necessary, or proper

to be done in the exercise of any of the rights and powers

granted above, as fully to all intents and purposes as the

undersigned might or could do if personally present, with

full power of substitution or revocation, hereby ratifying

and confirming all that such attorney-in-fact, or such

attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney

and the rights and powers herein granted. The undersigned

acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not

assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms

3, 4, and 5 with respect to the beneficial ownership of

securities of the Company, unless earlier revoked by the

undersigned in a signed writing delivered to the foregoing

attorney-in-fact and the Company.

IN WITNESS WHEREOF, the undersigned has caused this Power

of Attorney to be executed as of this 8th day of April, 2016.

                                      /s/ Jeffrey R. Utz